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                                                                    Exhibit 10.6

                              Diomed Holdings, Inc.
                                 One Dundee Park
                                Andover, MA 01810

                                                              September 30, 2003

Verus Support Services, Inc.
520 Madison Avenue
New York, NY 10022
Attention: Ajmal Khan

                      Re: Agreement dated December 21, 2001

Dear Mr. Khan:

         Reference is made to the Consulting Services Agreement, dated December 21, 2001, and to the Indemnification Agreement, dated December 21, 2001 (collectively, the "Agreement"), and by and among Diomed Holdings, Inc. and Diomed, Inc. (collectively, the "Company") and Verus Support Services, Inc. ("Verus"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

         The Company and Verus have agreed to certain terms and conditions regarding the termination of the Agreement as set forth herein, effective as of the date of this letter agreement.

         Within three (3) business days after the completion of the Company's equity financing that is scheduled to be completed during the fourth generation of 2003, the Company will issue and deliver to Verus 500,000 shares (the "Shares") of Common Stock of Diomed Holdings, Inc. If the Company does not issue and deliver the Shares to Verus, then notwithstanding any other provision of this letter agreement to the contrary, Verus shall have all rights and remedies it now has under the Agreement.

         In connection with its acceptance of the shares of Common Stock constituting the Payment, Verus represents and warrants to, and covenants and agrees with, the Company as follows:

              (a) Without limiting Verus' right to sell such Common Stock pursuant to an effective registration statement, Verus is acquiring the Common Stock for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

              (b) Verus is (i) an "accredited Purchaser" as that term is defined in Rule 501 of the General Rules and Regulations under the Common Stock Act by reason of Rule 501(a), (ii) experienced in making investments of the kind contemplated hereby, (iii) able, by reason of the business and financial experience of its officers and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described herein, and (iv) able to afford the entire loss of its investment in the Common Stock.


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Verus Support Services, Inc.
September 30, 2003
Page 2



              (c) All subsequent offers and sales of the Common Stock by Verus shall be made only pursuant to registration of the Common Stock under the Common Stock Act or pursuant to an exemption from registration and compliance with applicable states' Common Stock laws.

              (d) Verus understands that the Common Stock is being offered and issued to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Verus' compliance with, the representations, warranties, agreements, acknowledgments and understandings of Verus set forth herein in order to determine the availability of such exemptions and the eligibility of Verus to acquire the Common Stock.

              (e) Verus has had the opportunity to obtain and to review the Company's (1) Annual Reports on Form 10-KSB/A for the years ended December 31, 2001 and 2002, (2) Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003 and June 30, 2003, (3) Registration Statement on Form SB-2 which became effective on October 24, 2002, (4) Prospectus on Form 424B3 filed with the Securities and Exchange Commission ("SEC") on October 30, 2002, (5) Registration Statement on Form SB-2 MEF filed with the SEC on November 1, 2002, (6) Proxy
Statement on Schedule 14A filed with the SEC on July 2, 2003, (7) Current Reports on Form 8-K filed with the SEC on October 22, 2002, May 19, 2003, July 29, 2003, August 6, 2003 and September 12, 2003 and (8) Preliminary Proxy Statement on Schedule 14A filed with the SEC on September 15, 2003.

              (f) Verus is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. This letter agreement has been duly and validly authorized, executed and delivered on behalf of Verus and creates a valid and binding agreement of Verus enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

              (g) Verus acknowledges and agrees that the information contained in the Agreement and this letter agreement, including the fact of Verus' acquisition of the Common Stock and the information regarding Verus that is contained in this Agreement, may be disclosed by the Company in its discretion and Verus hereby gives the Company permission to make any such public disclosure of said information.

              (h) Verus shall timely file with SEC all necessary filings (including without limitation filings on Form 4 and Schedule 13d/A) required to be filed by Verus under the rules and regulations of the SEC in connection with Verus' acquisition of beneficial ownership of the Common Stock pursuant to this letter agreement.

              (i) Verus certifies that, to the best of its knowledge, neither Verus nor any of its affiliates has been designated as, and is not owned or controlled by, a "suspected terrorist" as defined in Executive Order 13224. Verus hereby represents, warrants and agrees that no transaction between Verus and the Company contemplated by this letter agreement shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.


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Verus Support Services, Inc.
September 30, 2003
Page 3


              (j) Verus acknowledges and agrees that none of the shares of Common Stock constituting the Payment may be sold, assigned, transferred, pledged or otherwise disposed of, whether or not for value, except in compliance with applicable law. Verus further acknowledges and agrees that each certificate representing such shares of Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THESE SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

         In consideration of the Company's agreement set forth above to issue and deliver the Shares to Verus, Verus, on behalf of itself and its affiliates, hereby releases and absolutely forever discharges the Company and its respective subsidiaries, affiliates, agents officers, directors, stockholders and attorneys of and from all claims, demands, penalties, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whatsoever, which Verus now has, owns or holds, or at any time owned or held, or could, shall or may hereafter have, own or hold, based upon or related to or by reason of the Agreement or any related agreement or contract.

         In consideration of the foregoing release by Verus, the Company, on behalf of itself and its affiliates, hereby releases and absolutely forever discharges Verus and each of its subsidiaries, affiliates, agents officers, directors, stockholders and attorneys of and from all claims, demands, penalties, damages, debts, liabilities, accounts, reckonings, obligations, costs, expenses, liens, actions and causes of action of every kind and nature whatsoever, which any of the Company or any of its subsidiaries now has, owns or holds, or at any time owned or held, or could, shall or may hereafter have, own or hold, based upon or related to or by reason of the Agreement or any related agreement or contract.

         This letter may be signed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This agreement may not be amended except by a writing executed by all of the parties. This agreement shall be governed by the internal laws of the State of New York, without regard to choice of law principles.

         The parties to this letter agreement have executed this letter agreement as of the date set forth above in the space provided below in order to indicate their agreement to each of its terms.


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Verus Support Services, Inc.
September 30, 2003
Page 4


Sincerely,

Verus Support Services, Inc.        Diomed Holdings, Inc.
                                    (f/k/a Natexco Corporation)


By:     /s/  AJMAL KHAN             By: /s/ JAMES A. WYLIE, JR.
Name: Ajmal Khan                    Name: James A. Wylie, Jr.
Title: President                    Title: President and Chief Executive Officer

                                    Diomed, Inc.


                                    By: /s/ JAMES A. WYLIE, JR
                                    Name: James A. Wylie, Jr.
                                    Title: President and Chief Executive Officer